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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 25, 1998


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-1)



                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)



        UNITED STATES                  333-39199                36-1414142
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)



           ONE LINCOLN CENTRE
       OAKBROOK TERRACE, ILLINOIS                          60181
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         (Address of Principal                           (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code (630) 916-4000

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Item 5. Other Events

     On November 25, 1998 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1998-1, issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998, among Superior Bank FSB., as Depositor and Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a)  Not applicable

             (b)  Not applicable

             (c)  Exhibits

                     21.1 Monthly Remittance Report for the month of November, 1998.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK F.S.B.


                                          By: /s/ WILLIAM C. BRACKEN
                                              ----------------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President


Dated: November 25, 1998



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                                 EXHIBITS TABLE

         21.1 Monthly Remittance Report for the month of November, 1998.